[FRONT SIDE OF CERTIFICATE]

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



-----------------------                                  -----------------------
NUMBER                                                   SHARES


                                   GENEREX
                                BIOTECHNOLOGY
                                 CORPORATION

                  AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                               PAR VALUE: $.001



THIS CERTIFIES THAT ____________________________________________________, THE
RECORD HOLDER OF _______________________________________________________ Shares
of GENEREX BIOTECHNOLOGY CORPORATION Common Stock, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


--------------------------------                --------------------------------
                       Secretary                                       President

                        [REVERSE SIDE OF CERTIFICATE]



NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT  -- .....Custodian.......
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
          survivorship and not as tenants          Act..........................
          in common                                             (State)

   Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto


_______________________________________
(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)


________________________________________________________________________________
              (PLEASE PRINT NAME OR TYPEWRITE NAME AND ADDRESS,
                      INCLUDING ZIP CODE, OF ASSIGNEE)



________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________



            ____________________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                    THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER